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                                 EXHIBIT 10(b)

                           CITIZENS HOLDING COMPANY
                   1999 EMPLOYEES'  LONG-TERM INCENTIVE PLAN

                           Effective January 1, 1999

                               TABLE OF CONTENTS

                                                                            PAGE
SECTION 1 - PURPOSE......................................................     1

SECTION 2 - DEFINITIONS..................................................     1

SECTION 3 - ADMINISTRATION...............................................     3
        Composition......................................................     3
        Power and Authority..............................................     3
        Hold Harmless....................................................     4

SECTION 4 - ELIGIBILITY..................................................     4

SECTION 5 - SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS................     4
        Number of Shares.................................................     4
        Type of Common Stock.............................................     4
        Cancellation.....................................................     4

SECTION 6 - STOCK OPTIONS................................................     5
        Special Definition...............................................     5
        General Provisions...............................................     5
        Incentive Stock Options..........................................     5
        Initial Grant....................................................     6
        Dividend Equivalents.............................................     7
        Manner of Exercise...............................................     7
        Equity Maintenance...............................................     7
        Rights as Stockholder............................................     7

SECTION 7 - RESTRICTED STOCK.............................................     8
        Special Definition...............................................     8
        General Provisions...............................................     8
        Enforcement of Restrictions......................................     8
        Lapse of Restrictions............................................     8
        Shareholder Rights...............................................     9
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SECTION VIII - GENERAL...................................................     9
        Adoption and Effective Date......................................     9
        Duration.........................................................     9
        Transferability of Incentives....................................     9
        Effect of Termination of Employment..............................     9
        Additional Legal Requirements....................................    10
        Adjustment.......................................................    10
        Written Agreements...............................................    10
        Withholding......................................................    11
        No Continued Employment..........................................    11
        Amendment and Termination of the Plan............................    11
        Immediate Acceleration of Incentives.............................    11
        Governing Law....................................................    11
        Right of Repurchase..............................................    11
        Other Benefits...................................................    12
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                           CITIZENS HOLDING COMPANY

                   1999 EMPLOYEES' LONG-TERM INCENTIVE PLAN


     Citizens Holding Company, a corporation organized and existing under the laws of the State of Mississippi (the "CORPORATION"), hereby establishes the 1999 Employees' Long-Term Incentive Plan (the "PLAN"), effective as of January 1, 1999, as provided herein.

                                   SECTION 1
                                    PURPOSE

     The Plan is established to optimize the profitability and growth of the Corporation through the use of compensation incentives which link the interests of executives and other key employees with the interests of the Corporation and its shareholders. The Plan is further intended to provide flexibility to the Corporation in connection with its compensation practices and policies and to attract, retain and motivate officers, executives and other key employees through the grant of nonqualified stock options, incentive options, and restricted stock, all as more fully set forth below.

                                   SECTION 2
                                  DEFINITIONS

     2.1 "ACT" means the Securities Exchange Act of 1934, as amended, and any rule, regulation or interpretation promulgated thereunder.

     2.2 "BOOK VALUE" means the book value of the Corporation, determined in accordance with generally accepted accounting principles as of the last day of the calendar quarter which immediately precedes or coincides with the date on which such value is to be determined hereunder.

     2.3  "BOARD OF DIRECTORS" means the Board of Directors of the Corporation.

     2.4  "CHANGE IN CONTROL" means and shall be deemed to occur if:

     a.   Any "person," including any "group," determined in accordance with
          Section 13(d)(3) of the Act, other than an employee benefit plan maintained by the Corporation or a Subsidiary, becomes the beneficial owner, directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities, without the approval, recommendation, or support of the Board of Directors of the Corporation as constituted immediately prior to such acquisition.
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     b.   The Federal Deposit Insurance Corporation or any other federal or state regulatory agency negotiates and implements a plan for the merger, transfer of assets and liabilities, reorganization and/or liquidation of The Citizens Bank of Philadelphia.

     c. The shareholders of the Corporation approve a reorganization, merger or consolidation of the Corporation with respect to which the individuals and entities who were beneficial owners of Common Stock of the Corporation immediately prior to such reorganization, merger or consolidation do not beneficially own, directly or indirectly, more than 80% of the then outstanding common stock or then outstanding voting securities entitled to vote generally in election of directors of the company resulting from such reorganization, merger or consolidation.

     d. A change in the members of the Board of Directors of the Corporation which results in the exclusion of a majority of the "continuing board." For this purpose, the term "continuing board" means the members of the Board of Directors of the Corporation, determined as of the effective date of this Plan and subsequent members of such board who are elected by or on the recommendation of a majority of such "continuing board."

     e. The sale of substantially all of the stock or the assets of The Citizens Bank of Philadelphia by the Corporation (or any successor thereto).

     2.5  "CODE" means the Internal Revenue Code of 1986, as amended.

     2.6 "COMMON STOCK" means $0.20 par value voting common stock issued by the Corporation.

     2.7 "EMPLOYEE" means a common law employee of the Corporation and/or its Subsidiaries, determined in accordance with the Corporation's standard personnel policies and practices.

     2.8 "FAIR MARKET VALUE" means the mean of the closing bid and asked prices of Common Stock as quoted on the National Association of Securities Dealers Automated Quotation System (NASDAQ) national market or other exchange on which Common Stock is regularly traded on the date of the grant or the exercise of an Incentive or the lapse of restrictions applicable to an Incentive granted hereunder, as the case may be. If no Common Stock is traded on such date, then Fair Market Value shall be the mean of the closing bid and asked prices on the date Common Stock last traded on such system or exchange. If Common Stock is not regularly traded, then for purposes of Section 6.3 hereof, Fair Market Value shall be determined by the Board of Directors in good faith in accordance with generally accepted methods of valuation.

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     2.9  "INCENTIVE" means a right to purchase or receive shares of Common
Stock in accordance with the terms of this Plan. An Incentive may be granted in the form of stock options, restricted stock, or any combination thereof.

     2.10 "OPTION PRICE" means the Book Value of Common Stock, if the Corporation is not a Reporting Company as of the date on which such price is determined or Fair Market Value if the Corporation is a Reporting Company as of such date.

     2.11 "PARTICIPANT" means an Employee who is granted or awarded an Incentive under this Plan.

     2.12 "PLAN" means this 1999 Employees' Long-Term Incentive Plan, as the same may be amended from time to time.

     2.13 "REPORTING COMPANY" means that the Corporation is a Reporting Company within the meaning of Section 12(g) of the Act and that Common Stock is actively traded on an established market or similar system of reporting or exchange.

     2.14 "SUBSIDIARY" means any corporation of which the Corporation owns, directly or indirectly, more than 50% of the total combined voting power of all classes of stock.

     2.15 OTHER DEFINITIONS. The terms "stock option" and "option" are defined in Section 6.1 hereof; the term "non-employee director" is defined in Section
3.1 hereof; the term "nonqualified stock option" is defined in Section 6.1 hereof; the term "incentive stock option" is defined in Section 6.1 hereof; the term "restricted stock" is defined in Section 7.1 hereof; the term "Cause" is defined in Section 8.4 hereof; and the term "Effective Date" is defined in
Section 8.1 hereof.

                                   SECTION 3
                                ADMINISTRATION

     3.1 COMPOSITION. This Plan shall be administered by the Board of Directors; provided, however, that the board may delegate the administrative power and authority granted hereunder to a committee appointed by the board, which committee shall consist of at least two "non-employee directors." For this purpose, the term "NON-EMPLOYEE DIRECTOR" shall have the meaning ascribed to it in Rule 16b-3 promulgated under the Act or any successor thereto.

     3.2 POWER AND AUTHORITY. The Board of Directors shall have the discretionary power and authority to award Incentives under the Plan, including determination of the terms and conditions thereof, to construe and interpret the provisions of the Plan and any form or agreement related thereto, to establish and adopt rules, regulations, and procedures relating to the Plan and to interpret, apply and construe such rules, regulations and procedures and to make any other determination which it believes necessary or advisable for the proper administration of the Plan.

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     Decisions, interpretations and actions of the Board of Directors concerning matters related to the Plan shall be final and conclusive on the Corporation, its Subsidiaries and stockholders and Participants and beneficiaries hereunder. The Board of Directors' determinations under the Plan need not be uniform, and the board may make determinations selectively among the Participants who receive or are eligible to receive Incentives, whether or not such Participants are similarly situated.

     3.3 HOLD HARMLESS. The Corporation shall indemnify and hold harmless the members of the Board of Directors and individuals, including Employees of the Corporation or a Subsidiary, performing services on behalf of the Board of Directors hereunder, against any liability, cost or expense arising as a result of any claim asserted by any person or entity under the laws of any state or of the United States with respect to any action or failure to act of such individuals taken in connection with the Plan, except claims or liabilities arising on account of the willful misconduct or bad faith of any such individual.

                                   SECTION 4
                                  ELIGIBILITY

     Employees of the Corporation and its Subsidiaries shall be eligible to receive Incentives under this Plan, when designated by the Board of Directors. Employees may be designated for participation hereunder individually or by groups or categories, in the discretion of the Board of Directors.

                                   SECTION 5
                 SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

     5.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 8.6 hereof, the number of shares of Common Stock which may be issued under the Plan shall not exceed 7% of the total number of shares of Common Stock which may be issued and outstanding, from time to time. Except as provided in this Section 5, the number of shares available for grant, transfer or issuance under the Plan shall be reduced by the number of shares actually granted, transferred or issued hereunder, from time to time.

     5.2 TYPE OF COMMON STOCK. Common Stock issued in connection with the grant or award of an Incentive hereunder may be authorized and unissued shares or issued shares held as treasury shares, open market shares or shares acquired through private transaction.

     5.3 CANCELLATION. Shares of Common Stock covered by Incentives which are not earned or which are canceled, forfeited, terminated, expired or otherwise lapsed for any reason and options or stock appreciation rights which expire unexercised, are canceled or forfeited or which are exchanged for other forms of options or Incentives hereunder, shall again be available for grant as an Incentive under the Plan, to the extent permitted under Rule 16b-3 promulgated under the Act or any successor thereto.

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                                   SECTION 6
                                 STOCK OPTIONS

     6.1 SPECIAL DEFINITION. The term "STOCK OPTION" or "OPTION" means a right to purchase shares of Common Stock from the Corporation. Stock options granted hereunder may be nonqualified stock options or incentive stock options. A "NONQUALIFIED STOCK OPTION" is an option which is designated as nonqualified and is not intended to meet the requirements of Section 422 of the Code; an "INCENTIVE STOCK OPTION" is an option which is designated as such and which is intended to comply with the requirements imposed under Section 422 of the Code. All stock options shall comply with the provisions of Section 6.2 hereof, and incentive stock options shall comply with the provisions of Section 6.3 hereof.

     6.2 GENERAL PROVISIONS. All stock options granted under this Plan shall be granted by the Board of Directors, in its discretion, subject to the following general terms and conditions:

     a. The number of shares of Common Stock subject to an option shall be determined by the Board of Directors at the time of grant.

     b.   The Option Price per share shall be determined in accordance with
          Section 2.10 hereof.

     c. Subject to earlier termination as provided in Section 8.4 hereof, the term of each stock option shall be determined by the Board of Directors.

     d. The exercise of an option granted hereunder may be subject to such performance goals and objectives as the Board of Directors deems appropriate. Such goals and objectives may relate to any Participant, individually, or group of Participants or to the Corporation, a Subsidiary, or any unit, division or department thereof. The Board of Directors shall notify any affected Participant of applicable performance goals or objectives, if any.

     e. Each stock option shall be exercisable at such time or times during its term as may be determined by the Board of Directors; provided, however, that no option shall be exercisable later than 10 years after the date of grant and no option shall be exercisable earlier than six months and one day after the date of grant.

Stock options granted hereunder shall be evidenced by a written agreement between the Board of Directors and each affected Participant. Any such agreement shall identify the grant of the option as an incentive stock option or as a nonqualified stock option.

     6.3 INCENTIVE STOCK OPTIONS. In addition to the provisions of Section 6.2 hereof, each incentive stock option shall be subject to the following:

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     a.   The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by any Participant during any calendar year (under all plans of the Corporation), shall not exceed $100,000. If and to the extent Fair Market Value exceeds $100,000, the incentive stock option shall be treated as a nonstatutory stock option.

     b. Incentive stock options must be granted within 10 years from the date on which this Plan is adopted.

     c. Unless sooner exercised, all incentive stock options shall expire no later than 10 years after the date of grant.

     d. Incentive stock options granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant.

     e. No incentive stock option shall be granted to any Participant who at the time such option is granted would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, determined in accordance with Section 422(b)(6) of the Code.

     f. No incentive stock option shall be granted to any Participant who is not an employee (within the meaning of Section 3401 of the Code) of the Corporation or its Subsidiaries during the period described under
          Section 422(a)(2) of the Code.

     g. Notwithstanding any provision of this Plan to the contrary, the Option Price shall not be less than Fair Market Value.

Any certificate or agreement evidencing an incentive stock option granted under the Plan shall contain such other provisions as the Board of Directors shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as incentive stock options under Section 422 of the Code.

     6.4 INITIAL GRANT. As of the Effective Date, each Participant who is a member of the Board of Directors shall be granted an option in accordance with the provisions of this Paragraph 6.4:

     a. OPTION PRICE. The Option Price shall equal the Book Value of Common Stock, determined as of December 31, 1998.

     b.   AMOUNT.   The number of shares of Common Stock subject to such Option shall equal 100 shares for each year or partial year of service as a member of the Board

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          of Directors of the Corporation and/or The Citizens Bank of
          Philadelphia, subject to a maximum of 3,000 shares and adjustment as provided in Paragraph 8.6 hereof.

     c. EXERCISE. The Option granted hereunder shall be exercisable six months and one day from the date of grant and shall expire 10 years from date of grant.

     6.5 DIVIDEND EQUIVALENTS. The Board of Directors, in its discretion, may grant dividend equivalents in connection with an option granted hereunder. Dividend equivalents may be granted in cash or in the form of Common Stock and shall be subject to such additional terms and conditions as the Board of Directors, in its sole discretion, deems appropriate.

     6.6 MANNER OF EXERCISE. A stock option may be exercised, in whole or in part, by providing written notice to the Board of Directors, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares.

     The option price shall be payable to the Corporation in the form of cash (including cash equivalents) or, if the Corporation is a Reporting Company and permitted under the terms and conditions applicable to the specific option, by delivery of previously acquired shares of Common Stock held by the Participant, or in such other manner as may be authorized, from time to time, by the Board of Directors. Common Stock tendered to the Corporation in payment of the option price shall be valued at its Fair Market Value at the date of exercise.

     If the Corporation is a Reporting Company at the time of exercise, a Participant or group of Participants may exercise stock options and sell the shares of Common Stock acquired thereby pursuant to a brokerage or similar arrangement and use the proceeds of any such sale as payment of the purchase price of the shares.

     As soon as practicable after the receipt of written notification or exercise and payment of the option price in full, the Board of Directors shall cause the Corporation to deliver to the Participant, registered in the Participant's name, certificates representing shares of Common Stock in the appropriate amount.

     6.7 EQUITY MAINTENANCE. If a Participant, while an Employee of the Corporation or a Subsidiary, pays the option price by delivery of previously owned shares of Common Stock, the Board of Directors, in its discretion, may grant to such Participant an additional option to purchase the number of shares of Common Stock delivered by the Participant to pay the option price. Any such additional option granted by the Board of Directors shall be exercisable at Fair Market Value determined as of the date on which such additional option is granted.

     6.8 RIGHTS AS STOCKHOLDER. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a Participant shall have no rights as a stockholder with respect to the shares subject to such option.

                                   SECTION 7
                               RESTRICTED STOCK

     7.1 SPECIAL DEFINITION. The term "RESTRICTED STOCK" means shares of Common Stock which are sold or transferred by the Corporation to a Participant at a price which may be below Fair Market Value, or for no payment, but subject to restrictions on sale or other transfer by the Participant.

     7.2 GENERAL PROVISIONS. The Board of Directors may grant shares of restricted stock, in its discretion, subject to the following terms and conditions:

     a. The number of shares to be transferred or sold by the Corporation to a Participant as restricted stock shall be determined by the Board of Directors.

     b. The Board of Directors shall determine the price, if any, at which shares of restricted stock shall be sold, which may vary from time to time and which may be below the Fair Market Value of such shares as of the date of sale.

     c. All shares of restricted stock transferred or sold to a Participant hereunder shall be subject to such terms, conditions and restrictions for such period or periods as the Board of Directors, in its discretion, may determine (including, without limitation, restrictions on transfer, forfeiture provisions, and restrictions based upon the achievement of specified performance goals and objectives which may relate to the Corporation, a Subsidiary, any unit, department or division of the Corporation or a Subsidiary or any Participant or group of Participants or Employees).

Each grant of restricted stock hereunder shall be evidenced by a written agreement between the Board of Directors and each affected Participant.

     7.3 ENFORCEMENT OF RESTRICTIONS. In order to enforce any restrictions imposed by the Board of Directors pursuant to Section 7.2 hereof, a Participant receiving restricted stock shall enter into an agreement with the Corporation setting forth the conditions of the grant. Each certificate issued with respect to restricted shares shall bear such legends as the Board of Directors, in its sole discretion, shall deem necessary or appropriate.

     The Board of Directors, in its discretion, may require that shares of restricted stock registered in the name of the Participant be deposited, together with a stock power endorsed in blank, with the Corporation.

     7.4 LAPSE OF RESTRICTIONS. At the end of any period during which the shares of restricted stock are subject to forfeiture or restriction on transfer, such restrictions shall lapse and a certificate representing the number of shares of Common Stock with respect to which the restrictions have

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lapsed shall be delivered to the Participant free of restriction, except as may be imposed by applicable law or as provided herein.

     7.5 SHAREHOLDER RIGHTS. Subject to any restrictions or limitations imposed by the Board of Directors, each Participant receiving restricted stock hereunder shall have the full voting rights of a stockholder with respect to such shares during any period in which the shares are subject to forfeiture or restriction on transfer. During any period of restriction hereunder, dividends paid in cash or property with respect to the underlying shares of restricted stock shall be paid to the Participant currently, accrued by the Corporation as a contingent obligation or converted to additional shares of stock, in the discretion of the Board of Directors.

                                 SECTION VIII
                                    GENERAL

     8.1 ADOPTION AND EFFECTIVE DATE. This Plan is effective as of January 1, 1999 (its "EFFECTIVE DATE"), subject to its approval by the affirmative vote of the holders of a majority of the Common Stock of the Corporation present or represented at the immediately succeeding annual meeting of its shareholders. Unless approved within one year after the date of the Plan's adoption by the Board of Directors of the Corporation, the Plan shall not be effective for any purpose. Prior to the approval of the Plan by the shareholders of the Corporation, the Board of Directors may award Incentives hereunder, but if such approval is not received in the specified period, then such awards shall be void and of no effect.

     8.2 DURATION. The Plan shall commence on its effective date and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan pursuant to Section 8.10 hereof, until all Incentives granted under the Plan have been satisfied by the issuance of shares of Common Stock or terminated and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentive shall be granted under the Plan after the 10th anniversary of the date on which the Plan is approved by the Corporation's stockholders.

     8.3 TRANSFERABILITY OF INCENTIVES. No Incentive granted hereunder may be transferred, pledged, assigned, hypothecated, alienated or otherwise encumbered or sold by the holder thereof whether by operation of law or otherwise and whether voluntarily or involuntarily (except in the event of the holder's death by will or the laws of descent and distribution) and neither the Board of Directors nor the Corporation shall be required to recognize any attempted assignment of such rights by any Participant. During a Participant's lifetime, an Incentive may be exercised only by the Participant or by the Participant's guardian or legal representative.

     8.4 EFFECT OF TERMINATION OF EMPLOYMENT. In the event that a Participant ceases to be an Employee of the Corporation or a Subsidiary on account of death, disability, retirement or a voluntary or involuntary termination, other than for Cause (as defined below), an Incentive may be exercised or shall expire at such times as may be determined by the Board of Directors; provided,

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

however, that any extension of the exercise term shall not exceed the original exercise term of the Incentive.

     If a Participant's employment with the Corporation or a Subsidiary is terminated for Cause, all rights of such Participant under any Incentive shall expire, be terminated or forfeited, upon receipt by such Participant of notice of such termination. In the event of forfeiture, stock certificates representing such restricted stock shall be returned to the Corporation. For this purpose, the term "CAUSE" shall mean fraud, misappropriation of or intentional material damage to the property or business of the Corporation or a Subsidiary or that a Participant is found guilty by a court of competent jurisdiction, pleads guilty or nolo contendere to any felony or to a misdemeanor which includes fraud or dishonesty. The Board of Directors shall determine whether Cause exists with respect to any affected Participant.

     If a Participant ceases to be an Employee of the Corporation or a Subsidiary for any reason and the Participant then "competes" with the business or operations of the Corporation or a Subsidiary, such Participant shall forfeit any stock options not yet exercised, any restricted stock with respect to which the restrictions have not yet lapsed and any credits to such Participant's phantom share account. The Board of Directors shall determine, in accordance with applicable law, whether a Participant's activity constitutes competition for purposes of this Section 8.4

     8.5 ADDITIONAL LEGAL REQUIREMENTS. The obligation of the Corporation or any of its Subsidiaries to deliver Common Stock to any Participant hereunder shall be subject to all applicable laws, regulations, rules and approvals deemed necessary or appropriate by the Corporation. Certificates for shares of Common Stock issued pursuant to this Plan may be legended as the Board of Directors shall deem appropriate.

     8.6 ADJUSTMENT. In the event of any merger, consolidation or reorganization of the Corporation with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Plan the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction.

     In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the number of shares of Common Stock then outstanding for which the Corporation does not receive consideration, the number of shares of Common Stock then subject to the Plan shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such substitution or adjustment, the purchase price of any option, the performance objectives applicable to any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted to the extent necessary to prevent the dilution or enlargement of any right granted hereunder, determined in the discretion of the Board of Directors.

     8.7 WRITTEN AGREEMENTS. The terms of each Incentive shall be stated in a plan or agreement approved by the Board of Directors. Neither the Board of Directors nor the Corporation

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

shall be required to grant any Incentive hereunder to any Participant, unless such Participant executes such agreements or provides such representations as the Board of Directors deems appropriate.

     8.8 WITHHOLDING. The Corporation shall have the right to withhold from any payment made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld.

     If the Corporation is a Reporting Company, a Participant required to pay to the Corporation an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock may satisfy this obligation, in whole or in part, by electing to have the Corporation withhold from the distribution shares of Common Stock having a Fair Market Value equal to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value on the date that the amount of tax to be withheld shall be determined. The Board of Directors may disapprove of any such election, may suspend or terminate the right to make elections or may provide with respect to any Incentive that the right to make elections shall not apply. Once delivered to the Board of Directors, an election shall be irrevocable. Any such election shall comply with such additional restrictions as may be imposed under Rule 16b-3 promulgated under the Act.

     8.9 NO CONTINUED EMPLOYMENT. No Participant under the Plan shall have any right to continue in the employ of the Corporation or a Subsidiary for any period of time or to any right to continue his or her present or any other rate of compensation on account of participation in the Plan.

     8.10 AMENDMENT AND TERMINATION OF THE PLAN. The Board of Directors of the Corporation may amend or discontinue the Plan at any time, in its sole discretion; provided, however, that no such amendment or discontinuance shall materially change or impair, without the consent of each affected Participant, an Incentive previously granted hereunder.

     8.11 IMMEDIATE ACCELERATION OF INCENTIVES. Notwithstanding any provision in the Plan or in any Incentive to the contrary and subject to any limitation imposed under the Act (a) the restrictions on all shares of restricted stock awarded under the Plan shall immediately lapse, (b) all outstanding options shall become exercisable immediately, and (c) all performance objectives or other restrictions on Incentives granted under the Plan shall be deemed to be satisfied or lapsed and payment made immediately, upon the occurrence of a Change in Control.

     8.12 GOVERNING LAW. The Plan and any Incentive granted under the Plan shall be governed by the laws of the State of Mississippi.

     8.13 RIGHT OF REPURCHASE. If the Corporation is not a Reporting Company at the time a Participant receives a bona fide offer to purchase all or a portion of the Common Stock acquired hereunder from a third-party, such shares shall first be offered to the Corporation at the purchase price proposed by such third-party. Notice of such offer shall be furnished to the Corporation, in writing, including the terms and conditions of such offer. The Board of Directors shall notify the

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affected Participant of the Corporation's intent to purchase such shares not later than 30 days following receipt of written notice. If the Corporation elects not to purchase such shares, the provision of this Paragraph 8.13 shall not restrict such sale, and the Corporation shall take such actions as may be reasonably required to effect the transfer of Common Stock hereunder.

     8.14 OTHER BENEFITS. Incentives granted to a Participant under the terms of the Plan shall not impair or otherwise reduce such Participant's compensation, life insurance or other benefits provided by the Corporation or its Subsidiaries; provided, however, that the value of Incentives shall not be treated as compensation for purposes of computing the value or amount of any such benefit.

     THIS PLAN was adopted by the Board of Directors of Citizens Holding Company on December 22, 1998, to be effective as of the time determined under Section
8.1 hereof.

                              CITIZENS HOLDING COMPANY


                              By: /s/ STEVE WEBB
                                  --------------------------
                              Its: Chief Executive Officer
                                  --------------------------

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